                                                                   Exhibit 10.95

                               FIRST AMENDMENT TO
                               ------------------
                   FIFTH AMENDED AND RESTATED CREDIT AGREEMENT
                   -------------------------------------------
                        AND SERVICING SECURITY AGREEMENT
                        --------------------------------

         THIS FIRST AMENDMENT TO FIFTH AMENDED AND RESTATED CREDIT AGREEMENT (the "Amendment") dated as of December ___, 2001 by and among by and among NEW CENTURY MORTGAGE CORPORATION, a California corporation ("NCMC" or "Borrower"), NC CAPITAL CORPORATION, a California corporation ("NCCC" or "Borrower" and together with NCMC, the "Borrowers"), the lenders from time to time party hereto (each a "Lender" and collectively, the "Lenders"), and U.S. BANK NATIONAL ASSOCIATION, as agent for the Lenders (in such capacity, together with any successor agents appointed hereunder, the "Agent").

         WITNESSETH THAT:

         WHEREAS, the Company, the Lenders and the Agent are parties to a Fifth Amended and Restated Credit Agreement dated as of May 23, 2001 (the "Credit Agreement"), pursuant to which the Lenders provide the Company with a revolving mortgage warehousing credit facility; and

         WHEREAS, the Company and the Lenders have agreed to amend the Credit Agreement upon the terms and conditions herein set forth;

         NOW, THEREFORE, for value received, the receipt and sufficiency of which are hereby acknowledged, the Company and the Lenders agree as follows:

         1.  Certain Defined Terms.  Each capitalized term used herein without
             ---------------------
being defined herein that is defined in the Credit Agreement shall have the meaning given to it therein.

         2.  Amendments to Credit  Agreement.  Section 4.13 of the Credit
             -------------------------------
Agreement is hereby  amended in its entirety to read as follows:

             4.13 Restricted Payments. NCFC and NCMC will not make any
                  --------------------
         Restricted Payments, other than (a) dividends paid by NCFC on its Series 1998A Convertible Preferred Stock and its Series 1999A Convertible Preferred Stock in an aggregate amount not to exceed $3,000,000 per annum, (b) dividends paid by NCFC on its Common Stock not to exceed $0.20 per share in any calendar year, and (c) dividends paid by NCMC to NCFC to enable NCFC to pay dividends as provided in clauses (a) and (b) above; provided, that in each case both before and after giving effect to such dividends, NCFC and NCMC are in compliance with the covenants set forth in Section 4 of this Agreement and no Event of Default or Unmatured Event of Default has occurred and is continuing.

         3.  Conditions to Effectiveness of this Amendment. This Amendment shall
             ---------------------------------------------
become effective when the Agent shall have received counterparts of this Amendment, duly executed by the Company and the Required Lenders, provided the following conditions are satisfied:

             (a) Before and after giving effect to this Amendment, the representations and warranties of the Company in Section 3 of the Credit Agreement, Section 5 of the Pledge and Security Agreement and
         Section 4 of the Servicing Security Agreement, and of NCFC in Section 15 of the Guaranty shall be true and correct as though made on the date hereof, except for changes that are permitted by the terms of the Credit Agreement.

             (b) Before and after giving effect to this Amendment, no Event of Default and no Unmatured Event of Default shall have occurred and be continuing.

             (c) No material adverse change in the business, assets, financial condition or prospects of the Company or NCFC shall have occurred since December 31, 2000.

             (d) The Agent shall have received the following, each duly executed or certified, as the case may be, and dated as of the date of delivery thereof:

                  (i) copy of resolutions of the Board of Directors of the Company, certified by its respective Secretary or Assistant Secretary, authorizing or ratifying the execution, delivery and performance of this Amendment;

                  (ii) a certified copy of any amendment or restatement of the Articles of Incorporation or the By-laws of the Company made or entered following the date of the most recent certified copies thereof furnished to the Lenders;

                  (iii) certified copies of all documents evidencing any necessary corporate action, consent or governmental or regulatory approval (if any) with respect to this Amendment;

                  (iv) a Reaffirmation of NCFC Guaranty duly executed by NCFC;
                  and

                  (v) such other documents, instruments, opinions and approvals as the Agent may reasonably request.


         5.  Acknowledgments. The Company and each Lender acknowledge that, as
             ---------------
amended hereby, the Credit Agreement remains in full force and effect with respect to the Company and the Lenders, and that each reference to the Credit Agreement in the Loan Documents shall refer to the Credit Agreement as amended hereby. The Company confirms and acknowledges that it will continue to comply with the covenants set out in the Credit Agreement and the other Loan Documents, as amended hereby, and that its representations and warranties set out in the Credit Agreement and the other Loan Documents, as amended hereby, are true and correct as of the date of this Amendment. The Company represents and warrants that (i) the execution, delivery and performance of this Amendment is within its corporate powers and has been duly authorized by all necessary corporate action;
(ii) this Amendment has been duly executed and delivered by the Company and constitutes the legal, valid and binding obligation of the Company, enforceable against the Company in accordance with its terms (subject to limitations as to enforceability which might result from bankruptcy, insolvency, or other similar laws affecting creditors' rights generally and general principles of equity) and
(iii) no Events of Default or Unmatured Events of Default exist.

         6.  General.
             -------

             (a) The Company agrees to reimburse the Agent upon demand for all reasonable expenses (including reasonable attorneys fees and legal expenses) incurred by the Agent in the preparation, negotiation and execution of this Amendment and any other document required to be furnished herewith, and to pay and save the Lenders harmless from all liability for any stamp or other taxes which may be payable with respect to the execution or delivery of this Amendment, which obligations of the Company shall survive any termination of the Credit Agreement.

             (b) This Amendment may be executed in as many counterparts as may be deemed necessary or convenient, and by the different parties hereto on separate counterparts, each of which, when so executed, shall be deemed an original but all such counterparts shall constitute but one and the same instrument.

             (c) Any provision of this Amendment which is prohibited or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining portions hereof or affecting the validity or enforceability of such provisions in any other jurisdiction.


      (d) This Amendment shall be governed by, and construed in accordance with, the internal law, and not the law of conflicts, of the State of Minnesota, but giving effect to federal laws applicable to national banks.

      (e) This Amendment shall be binding upon the Company, the Lenders, the Agent and their respective successors and assigns, and shall inure to the benefit of the Company, the Lenders, the Agent and the successors and assigns of the Lenders and the Agent.

          IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be executed as of the day and year first above written.


                                           NEW CENTURY MORTGAGE CORPORATION


                                           By:  /s/ Patrick Flanagan
                                                --------------------------------
                                           Name:  PATRICK FLANAGAN
                                           Title: EXECUTIVE VICE PRESIDENT

                                           NC CAPITAL CORPORATION


                                           By: /s/ Patrick Flanagan
                                               ---------------------------------
                                           Name:  PATRICK FLANAGAN
                                           Title: PRESIDENT


                                           U.S. BANK NATIONAL ASSOCIATION


                                           By:__________________________________
                                           Name:
                                           Title:

                                           GUARANTY BANK


                                           By:__________________________________
                                           Name:
                                           Title:


                                           RESIDENTIAL FUNDING CORPORATION


                                           By:__________________________________
                                           Name:
                                           Title:

          IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be executed as of the day and year first above written.


                                           NEW CENTURY MORTGAGE CORPORATION


                                           By:__________________________________
                                           Name:
                                           Title:

                                           NC CAPITAL CORPORATION


                                           By:__________________________________
                                           Name:
                                           Title:


                                           U.S. BANK NATIONAL ASSOCIATION


                                           By: /s/ Edwin D. Jenkins
                                              ----------------------------------
                                           Name:  Edwin D. Jenkins
                                           Title: Senior Vice President

                                           GUARANTY BANK


                                           By:__________________________________
                                           Name:
                                           Title:


                                           RESIDENTIAL FUNDING CORPORATION


                                           By:__________________________________
                                           Name:
                                           Title:

          IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be executed as of the day and year first above written.


                                           NEW CENTURY MORTGAGE CORPORATION


                                           By:__________________________________
                                           Name:
                                           Title:

                                           NC CAPITAL CORPORATION


                                           By:__________________________________
                                           Name:
                                           Title:


                                           U.S. BANK NATIONAL ASSOCIATION


                                           By: ________________________________
                                           Name:
                                           Title:

                                           GUARANTY BANK


                                           By: /s/ Gregory W. Jackson
                                              ---------------------------------
                                           Name: GREGORY W. JACKSON
                                           Title: SR. VICE PRESIDENT


                                           RESIDENTIAL FUNDING CORPORATION


                                           By:__________________________________
                                           Name:
                                           Title:

          IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be executed as of the day and year first above written.


                                           NEW CENTURY MORTGAGE CORPORATION


                                           By:__________________________________
                                           Name:
                                           Title:

                                           NC CAPITAL CORPORATION


                                           By:__________________________________
                                           Name:
                                           Title:


                                           U.S. BANK NATIONAL ASSOCIATION


                                           By: ________________________________
                                           Name:
                                           Title:

                                           GUARANTY BANK


                                           By: /s/ Gregory W. Jackson
                                              ---------------------------------
                                           Name: GREGORY W. JACKSON
                                           Title: SR. VICE PRESIDENT


                                           RESIDENTIAL FUNDING CORPORATION


                                           By: /s/ William E. Moffatt
                                               --------------------------------
                                           Name: William E. Moffatt
                                           Title:

                                        WASHINGTON MUTUAL BANK, FA


                                        By: /s/ Michelle Perrin
                                           -------------------------------------
                                        Name: Michelle Perrin
                                        Title: First Vice President,
                                               Mortgage Banker Fianance


                                        CDC MORTGAGE CAPITAL INC.


                                        By:_____________________________________
                                        Name:
                                        Title: Director

                                        By:_____________________________________
                                        Name:
                                        Title: Director

                                        WASHINGTON MUTUAL BANK, FA


                                        By:_____________________________________
                                        Name:
                                        Title:



                                        CDC MORTGAGE CAPITAL INC.


                                        By: /s/ Adil Nathani
                                           -------------------------------------
                                        Name: ADIL NATHANI
                                        Title: MANAGIMG DIRECTOR


                                        By: /s/ William Branagh
                                           ------------------------------------
                                        Name:  William Branagh
                                        Title: Director

                         REAFFIRMATION OF NCFC GUARANTY

          THE UNDERSIGNED, NEW CENTURY FINANCIAL CORPORATION, HEREBY (1) AGREES THAT EACH REFERENCE TO THE CREDIT AGREEMENT, OR WORDS OF SIMILAR IMPORT, CONTAINED IN THE THIRD AMENDED AND RESTATED GUARANTY DATED AS OF MAY 29, 1998 (THE "GUARANTY") BY THE UNDERSIGNED TO THE LENDERS AND THE AGENT, SHALL BE A REFERENCE TO THE CREDIT AGREEMENT AS AMENDED BY THE FOREGOING AMENDMENT, (2) CONFIRMS THAT THE GUARANTY SHALL REMAIN IN FULL FORCE AND EFFECT AFTER GIVING EFFECT TO THE FOREGOING AMENDMENT, AND (3) CONFIRMS AND ACKNOWLEDGES THAT ITS REPRESENTATIONS AND WARRANTIES SET FORTH IN SECTION 15 OF THE GUARANTY ARE TRUE AND CORRECT AS OF THE DATE OF THE FOREGOING AMENDMENT.

                                         NEW CENTURY FINANCIAL CORPORATION


                                         By: /s/ Patrick Flanagan
                                            ------------------------------------
                                         Name: PATRICK FLANAGAN
                                         Title: EXECUTIVE VICE PRESIDENT